NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ William Adams IV
William Adams IV

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ William C. Hunter
William C. Hunter

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ David J. Kundert
David J. Kundert

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ John K. Nelson John K. Nelson

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ William J. Schneider
William J. Schneider

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 25th day of May 2016.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 25th day of May 2016.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 25th day of May 2016.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 25th day of May 2016.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 24th day of June 2016.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, Nuveen Tradewinds Value Opportunities Fund, a series of the Trust and Nuveen Global Equity Income Fund, a Massachusetts business trust, into Nuveen NWQ Global Equity Income Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 24th day of June 2016.

/s/ Margo L. Cook
Margo L. Cook